[LOGO OF MetLife]

MetLife Insurance Company USA               Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven       Metropolitan Life Separate Account E
for Variable Annuities

METLIFE ACCUMULATION ANNUITY
Supplement dated May 1, 2015 to the prospectuses dated May 1, 2015

                        NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective period referenced below. In order to get the PGR Fee Rate indicated in a prospectus supplement, your application must be signed and dated on or before the last day of the effective period noted in that supplement. Please speak with your registered representative if you have any questions. This notice should be read in its entirety and kept with the prospectus for future reference.

                               EFFECTIVE PERIOD:

                          MAY 1, 2015 TO JULY 17, 2015

                                 PGR FEE RATE:

                                     1.40%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO THE EFFECTIVE PERIOD END DATE ABOVE.

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after the end of the effective period will be published in a prospectus supplement filed on or about June 26, 2015.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                                   1.9862657.103